Exhibit 99.3

Thunder Bridge Acquisition, Ltd.

9912 Georgetown Pike

Suite D203

Great Falls, Virginia 22066

January 21, 2019

Monroe Capital LLC

311 South Wacker Drive, 64th FL

Chicago, IL 60606

RE: Letter Agreement regarding Contingent Forward Purchase Contract

Ladies and Gentlemen:

This letter agreement (the “Letter Agreement”) is entered into in connection with the contingent forward purchase contract (the “Purchase Contract”) by and among Monroe Capital LLC, a Delaware limited liability company (“Monroe”), Thunder Bridge Acquisition, Ltd., a Cayman Islands exempted company (together with any successor entity thereto, including without limitation upon the Domestication (as defined below), the “Company”), and Thunder Bridge Acquisition LLC, a Delaware limited liability company (“Sponsor” and, together with the Monroe and the Company, the “Parties” and each, a “Party”), dated as of April 19, 2018. Capitalized terms use but not defied herein shall have the meanings ascribed to such terms in the Purchase Contract.

Background

A. Subject to the terms and conditions of the Purchase Contract, including the requirement that Monroe provide written consent to the applicable Business Combination for purposes of the Purchase Contract, Monroe has agreed to purchase, and Company has agreed to sell (the “Unit Purchase”), 5,000,000 units of the Company upon the consummation of such Business Combination, with each unit consisting of one Class A Ordinary Share of the Company and one warrant to purchase an additional Class A share of the Company at an exercise price of $11.50 (collectively, the “Securities”), for an aggregate purchase price of $50,000,000.

B. Additionally, pursuant to Section 6.17 of the Purchase Contract, in the event that Monroe provides the written consent to the Business Combination referred to above, the Company shall grant to Monroe a right of First Refusal (the “ROFR”) with respect to fifty-one percent (51%) of any issuances of debt (the “Debt”) by the Company in connection with such Business Combination and the right to be lead agent and arranger with respect to such debt.

C. The Company intends to enter into an agreement and plan of merger (as the same may be amended, waived, supplemented or otherwise modified from time to time, the “Merger Agreement”), with Hawk Parent Holdings LLC (“Repay”), TB Acquisition Merger Sub LLC, a wholly-owned subsidiary of the Company (“Merger Sub”), and CC Payment Holdings, L.L.C., as the Repay securityholder representative, pursuant to which, among other matters, (i) the Company will domesticate into a Delaware corporation in accordance with applicable law (the “Domestication”), and (ii) Merger Sub will merge with and into Repay with Repay continuing as the surviving entity and a subsidiary of the Company (the transactions to be effected pursuant to the Merger Agreement and the Transaction Documents (as defined therein) referred to therein (in each case as such Transaction Documents may be amended, waived, supplemented or otherwise modified by the parties thereto), collectively, the “Repay Business Combination”).

In consideration of the foregoing, the Parties hereby agree as follows, to be effective immediately prior to the Company’s execution and delivery of the Merger Agreement without any further action by Monroe or the Company:

1. Business Combination. The Parties acknowledge that, if consummated, the Repay Business Combination will constitute the “Business Combination” for purposes of the Purchase Contract.

2. Consent. Pursuant to Section 3.3.4 of the Purchase Contract, Monroe hereby irrevocably consents to the Repay Business Combination.

3. No Unit Purchase. The Parties hereby agree that, notwithstanding the execution of the Merger Agreement and the Transaction Documents and the pursuit or completion of the Repay Business Combination, neither Monroe nor the Company will effect or seek to effect the Unit Purchase as contemplated by the Purchase Contract.

4. Monroe Waiver. Pursuant to Section 6.5 of the Purchase Contract, Monroe hereby fully and irrevocably waives:

(a) all of Monroe’s rights to purchase, or to require the Company to sell, the Securities in the Unit Purchase under Section 1 of the Purchase Contract, in connection with the Repay Business Combination;

(b) Monroe’s right to exercise the ROFR over the Debt under Section 6.17 of the Purchase Contract, and any other rights in connection with the Debt; and

(c) any obligations, commitments or liabilities of any kind, direct or indirect, express or implied, of the Company to Monroe under the Purchase Contract.

5. Company Waiver. The Company hereby fully and irrevocably (a) waives all of Company’s rights to sell, or to require Monroe to purchase, the Securities in the Unit Purchase under Section 1 of the Purchase Contract, in connection with the Repay Business Combination, and (b) acknowledges and agrees that Monroe shall not have, and is fully released and discharged of, any obligations, commitments or liabilities of any kind, direct or indirect, express or implied, to the Company under the Purchase Contract, other than the obligations set forth in Section 7 thereof.

6. Confidentiality. Attached as Exhibit A hereto is a copy of the Non-Disclosure Agreement, dated as of July 8, 2018 (the “NDA”), by and between Repay Holdings, LLC and the Company. Monroe hereby agrees to be bound by, and subject to, all of the terms and conditions of the NDA applicable to the Company's Associates who receive Confidential Information thereunder (as such terms are defined in the NDA), including without limitation the restrictions set forth therein on the use or disclosure of the Confidential Information (as such term is defined in the NDA). For purposes of clarification, Monroe shall not be subject to Section 7 of such NDA.

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7. Public Statements. Monroe agrees that it shall not, without the prior written consent of the Company, make any public statement regarding this Letter Agreement or the matters referred to herein, except if (i) in the judgement of counsel for Monroe, such announcement or other communication is required by applicable law, regulation, or request from a governmental entity (including the rules of any applicable securities exchange), in which case Monroe will use reasonable efforts to the extent reasonably practicable to consult with the Company regarding the content thereof (it being understood that such consultation shall not impact Monroe’s ultimate discretion to make such communications that such counsel concludes are required by law) or (ii) such public statement is in connection with any claim brought by the Company or any third party against Monroe related to this Letter Agreement or the subject matter thereof.

8. Supremacy; Reinstatement. In the event of any conflict between the terms of this Letter Agreement and the Purchase Contract, the terms of this Letter Agreement shall govern and supersede such inconsistent terms. In the event that the Merger Agreement is terminated without the Closing (as defined in the Merger Agreement) having occurred thereunder, the terms of Sections 1 through 5 of this Letter Agreement shall cease to apply to any new Business Combination which the Company may pursue other than the Repay Business Combination.

9. Amendment. The terms and provisions of this Letter Agreement may be modified or amended only by written agreement executed by all Parties hereto, and any of the provisions hereof may be waived by a Party only in a writing executed by such Party.

10. Assignment. The rights and obligations under this Letter Agreement may not be assigned by any Party hereto without the prior written consent of the other Parties.

11. Benefit. This Letter Agreement shall be binding on the Parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each Party hereto. Nothing in this Letter Agreement shall be construed to create any rights or obligations except among the Parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Letter Agreement.

12. Governing Law. This Letter Agreement and the rights and obligations of the Parties hereunder shall be construed in accordance with and governed by the laws of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

13. Miscellaneous. This Letter Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Letter Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Letter Agreement shall nevertheless remain in full force and effect.

[Signature Pages Follow]

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If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Letter Agreement and return it to us.

Very truly yours,

THUNDER BRIDGE ACQUISITION, LTD.

By:	/s/ Gary A. Simanson
Name:	Gary A. Simanson
Title:	Chief Executive Officer

[Signature Page to Letter Agreement]

Accepted and Agreed as of the date first written above:

MONROE CAPITAL LLC,

A Delaware limited liability company

By:	/s/ Theodore L. Koenig
Name:	Theodore L. Koenig
Title:	President and CEO

[Signature Page to Letter Agreement]

Agreed and acknowledged as of the date first written above:

Thunder Bridge Acquisition LLC

By:	/s/ Gary A. Simanson
Name:	Gary A. Simanson
Title:	Managing Member

[Signature Page to Letter Agreement]

Exhibit A

NDA

See attachment.